UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 29, 2021

GARTNER, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 10212
56 Top Gallant Road
Stamford, CT 06902-7747

(Address of Principal Executive Offices, including Zip Code)

(203) 316-1111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0005 par value per share	IT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On April 29, 2021, Gartner, Inc. (the “Company”) entered into an Amendment to Employment Agreement with Eugene A. Hall, the Chief Executive Officer of the Company (the “Amendment”), which amends the Second Amended and Restated Employment Agreement between the Company and Mr. Hall, dated February 14, 2019 (the “Employment Agreement”). The Amendment extends the term of Mr. Hall’s employment through December 31, 2026.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

On April 29, 2021, the Board of Directors (the “Board”) of the Company approved amendments to the Company’s By-Laws (the “By-laws”) to implement proxy access and make certain other conforming and related technical changes. The amendments took effect upon approval by the Board. The proxy access process will first be available to shareholders in connection with the Company’s 2022 annual meeting of shareholders.

The proxy access provisions of the amended By-laws (the “Proxy Access Provisions”) are primarily set forth in a new Section 14 of Article I. The Proxy Access Provisions allow a stockholder, or group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, director nominees constituting up to the greater of two nominees or 20% of the Board, provided that the stockholder(s) and the director nominee(s) satisfy the requirements specified in the By-laws. In addition, the By-laws were amended to provide certain clarifications, updates and conforming changes to the requirements for advance notice of shareholder business and shareholder nominations of directors.

The foregoing description of the amendments contained in the By-laws is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the By-laws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

EXHIBIT NO.	DESCRIPTION

3.1	By-laws of Gartner Inc. (as amended through April 29, 2021)

10.1	Amendment to Employment Agreement between Eugene A. Hall and the Company dated as of April 29, 2021.

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.

Date: May 5, 2021	By:	/s/ Craig W. Safian

Craig W. Safian Executive Vice President and Chief Financial Officer